Operating Segments	6 Months Ended
Jun. 30, 2026
Operating Segments [Abstract]
OPERATING SEGMENTS
31	OPERATING SEGMENTS

Operating segments are identified on the basis of internal reports about components of the Company that are regularly reviewed by the Group’s chief operating decision maker, Hoo Voon Him - Chief Executive Officer (“CEO”) for the purpose of resource allocation and performance assessment. Segment results, assets and liabilities include items directly attributable to a segment as well as those that can be allocated on a reasonable basis.

The Group operates in a single business segment which is the information technologies solution consultancy. Accordingly, no separate segment disclosures are presented, as the Company has only one reportable operating segment in accordance with IFRS 8 Operating Segments. The Company’s revenue is derived entirely from this single business activity.

No geographical segment information presented as Company’s operations are conducted predominantly in Malaysia.